Exhibit 23.0


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-42628, No. 333-82602, No. 333-102774 and
No. 333-76919) of Capital Bank Corporation of our report dated March 10, 2005 relating to the financial statements, which appears in Amendment No. 1 to the Annual Report on Form 10-K of Capital Bank Corporation for the year ended December 31, 2004.



/s/  PricewaterhouseCoopers LLP

Raleigh, North Carolina
April 18, 2005






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